UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2009

GENERAL MARITIME CORPORATION
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-34228	66-0716485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

299 Park Avenue
New York, New York 10171
(Address of Principal Executive Offices, Including Zip Code)

(212) 763-5600
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 25, 2008, a jury in the Southern District of Texas found General Maritime Management (Portugal) L.D.A. (“GMM Portugal”), a subsidiary of the Company, and two vessel officers of the Genmar Defiance guilty of violating the Act to Prevent Pollution from Ships and 18 USC 1001.  The conviction resulted from charges based on alleged incidents occurring on board the Genmar Defiance arising from alleged failures by shipboard staff to properly record discharges of bilge waste during the period of November 24, 2007 through November 26, 2007.

Pursuant to the sentence imposed by the Court on March 13, 2009, GMM Portugal is required to pay a $1.0 million fine and be subject to a probationary period of five years.  During this period, a Court-appointment monitor will monitor and audit GMM Portugal’s compliance with its environmental compliance plan, and GMM Portugal is required to designate a responsible corporate officer to submit monthly reports to, and respond to inquiries from, the Court’s probation department.  The Court stated that, should GMM Portugal engage in future conduct in violation of its probation, it may, under appropriate circumstances, ban certain of the Company’s vessels from calling on U.S. ports.

The entering of a final judgment by the Court remains pending.  The Company has the right to appeal and is evaluating its options.

The Company expects to recognize a charge of $650,000 in the first quarter of 2009 in connection with this matter.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and observations. Included among the important factors that, in the Company’s view, could cause actual results to differ materially from the forward looking statements contained in this document are the following: actions by the courts, the U.S. Coast Guard or the U.S. Department of Justice and the results of any further proceedings in the matter described above; determinations by the courts in the matter described above; and other factors listed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and the Company’s subsequent reports on Form 8-K. The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION

By:	/s/ JEFFREY D. PRIBOR
Name:	Jeffrey D. Pribor
Title:	Executive Vice President and Chief Financial Officer

Date:  March 17, 2009